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                                                                   EXHIBIT 99.01


                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of November 8, 2002, by and among XCEL ENERGY INC., a Minnesota corporation, with headquarters located at 800 Nicollet Mall, Minneapolis, MN 55401 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

                                    WHEREAS:

         A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act;

         B. The Company has authorized (i) a new series of senior convertible notes of the Company in the form attached hereto as Exhibit A (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "FIRST NOTES"), which First Notes shall be convertible into shares of the Company's Common Stock, par value $2.50 per share (the "COMMON STOCK") (as converted, the "FIRST CONVERSION Shares"), in accordance with the terms of the First Notes, (ii) a new series of senior convertible notes of the Company in the form attached hereto as Exhibit B (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "SECOND NOTES"), which Second Notes shall be convertible into shares of the Common Stock (as converted, the "SECOND CONVERSION SHARES"), in accordance with the terms of the Second Notes, (iii) a new series of senior convertible notes of the Company in the form attached hereto as Exhibit C (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "FIRST CALL NOTES"), which First Call Notes shall be convertible into shares of the Common Stock (as converted, the "FIRST CALL CONVERSION SHARES"), in accordance with the terms of the First Call Notes, (iv) a new series of senior convertible notes of the Company in the form attached hereto as Exhibit D (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "SECOND CALL NOTES"), which Second Call Notes shall be convertible into shares of the Common Stock (as converted, the "SECOND CALL CONVERSION SHARES"), in accordance with the terms of the Second Call Notes, (v) a new series of senior convertible notes of the Company in the form attached hereto as Exhibit E (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "THIRD NOTES"), which Third Notes shall be convertible into shares of the Common Stock (as converted, the "THIRD CONVERSION SHARES"), in accordance with the terms of the Third Notes, and (vi) a new series of senior convertible notes of the Company in the form attached hereto as Exhibit F (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "THIRD CALL NOTES"), which Third Call Notes shall be convertible into shares of the Common Stock (as converted, the "THIRD CALL CONVERSION SHARES" and collectively with the First Conversion Shares, the Second Conversion Shares, the First Call Conversion Shares, the Second Call Conversion Shares, the Third Conversion Shares, and the Company Optional Redemption Conversion Shares (as defined in the First Notes), the "CONVERSION SHARES"), in accordance with the terms of the Third Call Notes. The First Notes, the Second Notes, the First Call Notes, the



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Second Call Notes, the Third Notes and the Third Call Notes collectively are referred to in this Agreement as the "NOTES";

         C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate principal amount of First Notes set forth opposite such Buyer's name on the Schedule of Buyers (which aggregate principal amount for all Buyers shall be $100,000,000);

         D. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate principal amount of Second Notes set forth opposite such Buyer's name on the Schedule of Buyers (which aggregate principal amount for all Buyers shall be $50,000,000);

         E. Subject to the terms and conditions set forth in this Agreement, each Buyer shall have the right to purchase, and the Company may be required to sell, up to an aggregate of $50,000,000 principal amount of First Call Notes (pro rata based on the principal amount of First Notes each Buyer purchased in relation to the aggregate principal amount of First Notes issued);

         F. Subject to the terms and conditions set forth in this Agreement, each Buyer may have the right to purchase, and the Company may be required to sell, up to an aggregate of $25,000,000 principal amount of Second Call Notes (pro rata based on the principal amount of Second Notes each Buyer purchased in relation to the aggregate principal amount of Second Notes issued);

         G. Subject to the terms and conditions set forth in this Agreement, the Company may have the right to cause the Buyers, and the Buyers may be required, to purchase up to an aggregate of $100,000,000 principal amount of Third Notes (pro rata based on the principal amount of First Notes each Buyer purchased in relation to the aggregate principal amount of First Notes issued);

         H. Subject to the terms and conditions set forth in this Agreement, each Buyer may have the right to purchase and the Company may be required to sell up to an aggregate principal amount of Third Call Notes equal to 25% of the aggregate principal amount of Third Notes issued (pro rata based on the principal amount of Third Notes each Buyer purchased in relation to the aggregate principal amount of Third Notes issued); and

         I. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit G (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights with respect to the Conversion Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         J. The Notes and the Conversion Shares collectively are referred to herein as the "SECURITIES".



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

         NOW THEREFORE, the Company and each Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF NOTES.

                  (a) Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the First Notes, each in the principal amount as set forth opposite such Buyer's name on the Schedule of Buyers (the "FIRST CLOSING"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(c), 6(b) and 7(b) below, the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the Second Notes, each in the principal amount as set forth opposite such Buyer's name on the Schedule of Buyers (the "SECOND CLOSING"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(d), 6(c) and 7(c), at the option of each Buyer, the Company shall issue at multiple closings, if applicable, and sell to each such Buyer, and each such Buyer may purchase from the Company, up to that principal amount of First Call Notes equal to such Buyer's pro rata portion of an aggregate of $50,000,000 principal amount of First Call Notes (based on the principal amount of First Notes each Buyer purchased in relation to the aggregate principal amount of First Notes issued) (each a "FIRST CALL CLOSING"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(e), 6(d) and 7(d), at the option of each Buyer, the Company shall issue at multiple closings, if applicable, and sell to each such Buyer, and each such Buyer may purchase from the Company, up to that principal amount of Second Call Notes equal to such Buyer's pro rata portion of an aggregate of $25,000,000 principal amount of Second Call Notes (based on the principal amount of Second Notes each Buyer purchased in relation to the aggregate principal amount of Second Notes issued) (each a "SECOND CALL CLOSING"). Subject to satisfaction (or waiver) of the conditions set forth in Sections 1(f), 6(e) and 7(e), the Company may require that each Buyer purchase that principal amount of Third Notes equal to such Buyer's pro rata portion of up to an aggregate of $100,000,000 principal amount of Third Notes (based on the principal amount of First Notes each Buyer purchased in relation to the aggregate principal amount of First Notes purchased by the Buyers) (the "THIRD CLOSING"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(g), 6(f) and 7(f), at the option of each Buyer, the Company shall issue at multiple closings, if applicable, and sell to each such Buyer, and each such Buyer may purchase from the Company, up to that principal amount of Third Call Notes equal to such Buyer's pro rata portion of 25% of the aggregate principal amount of Third Notes issued (based on the principal amount of Third Notes each Buyer purchased in relation to the aggregate principal amount of Third Notes issued) (each a "THIRD CALL CLOSING"). The First Closing, the Second Closing, the First Call Closing(s), the Second Call Closing(s), the Third Closing and the Third Call Closing(s) collectively are referred to in this Agreement as the "CLOSINGS". The purchase price for each Buyer (the "PURCHASE PRICE") of the Notes to be purchased by each such Buyer at each Closing shall be equal to $1.00 for each $1.00 of principal amount of Notes being purchased by such Buyer at such Closing.

                  (b) First Closing Date. The date and time of the First Closing (the "FIRST CLOSING DATE") shall be 1:00 P.M. Central Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the First Closing set forth in Sections 6(a) and 7(a) below (or such later date as is mutually agreed to by the Company and each Buyer). The First

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Closing shall occur on the First Closing Date at the offices of Schulte Roth &
Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (c) Second Closing Date. The date and time of the Second Closing (the "SECOND CLOSING DATE") shall be 10:00 A.M. Central Time, on the tenth Trading Day (as defined in the Notes) after the First Closing Date, subject to notification of satisfaction (or waiver) of the conditions to the Second Closing set forth in Sections 6(b) and 7(b) below and the conditions contained in this Section 1(c) (or such later date as is mutually agreed to by the Company and each Buyer). The Second Closing shall not occur if the Company has delivered timely a Company Optional Redemption Notice (as defined in the Notes). The Second Closing shall occur on the Second Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. Notwithstanding anything in this Agreement to the contrary, the Buyers shall not be obligated to purchase the Second Notes at the Second Closing unless the following condition (the "SECOND NOTE CONDITIONS") is satisfied or waived by the
Buyers: during the period beginning on the First Closing Date and ending on and including the Second Closing Date, there shall not have occurred either (A) the consummation of a Change of Control or a public announcement of a pending, proposed or intended Change of Control which has not been abandoned or terminated or (B) an Event of Default (as defined in the Notes) or an event that with the passage of time or giving of notice would constitute an Event of Default.

                  (d) First Call Closing Date. The date and time of each First Call Closing (a "FIRST CALL CLOSING DATE") shall be 10:00 a.m. Central time, on the date specified in the First Call Note Notice (as defined below), subject to satisfaction (or waiver) of the conditions to each First Call Closing set forth in Sections 6(c) and 7(c) and the conditions contained in this Section 1(d) (or such later date as is mutually agreed to by the Company and the applicable Buyer). The First Call Closing shall not occur if the Company has delivered timely a Company Optional Redemption Notice (as defined in the Notes). At any time during the period beginning after the thirty-fifth business day after the date hereof and ending on and including the date which is 365 days after the First Closing Date, but subject to the requirements of Sections 6(c) and 7(c) and the conditions contained in this Section 1(d), each Buyer may purchase, at such Buyer's option, First Call Notes by delivering written notice to the Company (a "FIRST CALL NOTE NOTICE") at least three business days (the "FIRST CALL NOTE NOTICE DATE") prior to the First Call Closing Date set forth in the First Call Note Notice. The First Call Note Notice shall set forth (i) the principal amount of First Call Notes to be purchased by such Buyer at the applicable First Call Closing Date, which principal amount, when added to the principal amount of any First Call Notes previously purchased by such Buyer, shall not exceed such Buyer's pro rata portion (based on the principal amount of First Notes such Buyer purchased in relation to the aggregate principal amount of First Notes purchased by all the Buyers) of the aggregate principal amount of First Call Notes which may be purchased by all Buyers at all First Call Closings, (ii) the aggregate Purchase Price for the First Call Notes to be purchased and (iii) the First Call Closing Date. Each such First Call Closing shall occur on the First Call Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (e) Second Call Closing Date. The date and time of each Second Call Closing (a "SECOND CALL CLOSING DATE") shall be 10:00 a.m. Central time, on the date specified in the Second Call Note Notice (as defined below), subject to satisfaction (or waiver) of the conditions to each Second Call Closing set forth in Sections 6(d) and 7(d) and the conditions contained in this Section 1(e) (or such later date as is mutually agreed to by the Company and the applicable Buyer). The Second Call Closing shall not occur if the Company has delivered timely a Company Optional Redemption Notice (as defined in the Notes). At any time after the Second Closing and during the period beginning after the thirty-fifth business day after the date hereof and ending on and including the date which is 365 days after the First Closing Date, but subject to the requirements of Sections 6(d) and 7(d) and the conditions contained in this Section 1(e), each Buyer may purchase, at such Buyer's option, Second Call Notes by delivering written notice to the Company (a "SECOND CALL NOTE NOTICE") at least three business days (the "SECOND CALL NOTE NOTICE DATE") prior to the Second Call Closing Date set forth in the Second Call Note Notice. The Second Call Note Notice shall set forth (i) the principal amount of Second Call Notes to be purchased by such Buyer at the applicable Second Call Closing Date, which principal amount, when added to the principal amount of any Second Call Notes previously purchased by such Buyer, shall not exceed such Buyer's pro rata portion (based on the principal amount of Second Notes such Buyer purchased in relation to the aggregate principal amount of Second Notes purchased by all the Buyers) of the aggregate principal amount of Second Call Notes which may be purchased by all Buyers at all Second Call Closings, (ii) the aggregate Purchase Price for the Second Call Notes to be purchased and (iii) the Second Call Closing Date. Each such Second Call Closing shall occur on the Second Call Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (f) Third Closing Date. Subject to timely delivery by the Company to the Buyers of the Third Note Notice (as defined below), the date and time of the Third Closing (the "THIRD CLOSING DATE") shall be 10:00 a.m. Central Time, on the date which is 120 days after the First Closing Date (or the first business day thereafter), subject to satisfaction (or waiver) of the conditions to the Third Closing set forth in Sections 6(e) and 7(e) and the conditions set forth in this Section 1(f) (or such later date as is mutually agreed to by the Company and the Buyers). The Third Closing shall not occur if the Company has delivered timely a Company Optional Redemption Notice (as defined in the Notes). The Company may require the Buyers to purchase Third Notes on the Third Closing Date by delivering written notice to each Buyer (the "THIRD NOTE NOTICE") no later than the date which is the business day prior to the date which is 90 days after the First Closing Date (the date of delivery of the Third Note Notice is referred to as the "THIRD NOTE NOTICE DATE"). The Company's Third Note Notice shall set forth (i) each Buyer's pro rata allocation (based on the principal amount of First Notes each Buyer purchased in relation to the aggregate principal amount of First Notes purchased by all the Buyers) of the aggregate principal amount of Third Notes (which aggregate principal amount shall not exceed $100,000,000) which the Company is requiring the Buyers to purchase at the Third Closing and (ii) the aggregate Purchase Price for each such Buyer's Third Notes. The Third Closing shall occur on the Third Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. Notwithstanding anything in this Agreement to the contrary, the Company shall not be entitled to require the Buyers to purchase the Third Notes unless, in addition to the requirements of Sections 6(e) and 7(e), all of the following conditions are satisfied: (i) during the period beginning on the First Closing Date and ending on and including the Third Closing Date, there shall not have occurred either (A) the consummation of a Change of Control or a public announcement of a pending, proposed or intended Change of Control which has not been abandoned or terminated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (ii) the arithmetic average of the Weighted Average Prices (as defined in the Notes) of the Common Stock on each of the 20 consecutive Trading Days (as defined in the Notes) ending on and including the Trading Day immediately preceding the date which is 90 days after the First Closing Date is at least equal to 60% of the Weighted Average Price of the Common Stock on the First Closing Date; and
(iii) the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the date which is 90 days after the First Closing Date is at least equal to 60% of the Weighted Average Price of the Common Stock on the First Closing Date.

                  (g) Third Call Closing Date. The date and time of each Third Call Closing (a "THIRD CALL CLOSING DATE") shall be 10:00 a.m. Central time, on the date specified in the Third Call Note Notice (as defined below), subject to satisfaction (or waiver) of the conditions to each Third Call Closing set forth in Sections 6(f) and 7(f) and the conditions contained in this Section 1(g) (or such later date as is mutually agreed to by the Company and the applicable Buyer). At any time during the period beginning on the Third Closing Date and ending on and including the date which is 365 days after the Third Closing Date, but subject to the requirements of Sections 6(f) and 7(f) and the conditions contained in this Section 1(g), each Buyer may purchase, at such Buyer's option, Third Call Notes by delivering written notice to the Company (a "THIRD CALL NOTE NOTICE") at least three business days (the "THIRD CALL NOTE NOTICE DATE") prior to the Third Call Closing Date set forth in the Third Call Note Notice. The Third Call Note Notice shall set forth (i) the principal amount of Third Call Notes such Buyer will purchase at the applicable Third Call Closing, which principal amount, when added to the principal amount of Third Call Notes previously purchased by such Buyer, shall not exceed such Buyer's pro rata portion (based on the number of Third Notes such Buyer purchased in relation to the total number of Third Notes purchased by all the Buyers) of 25% of the aggregate principal amount of Third Notes issued on the Third Closing Date, (ii) the aggregate Purchase Price for the Third Call Notes to be purchased by such Buyer and (iii) the Third Call Closing Date. Each such Third Call Closing shall occur on the applicable Third Call Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The First Closing Date, the Second Closing Date, the First Call Closing Date(s), the Second Call Closing Date(s), the Third Closing Date and the Third Call Closing Date(s) collectively are referred to in this Agreement as the "CLOSING DATES".

                  (h) Form of Payment. On each Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Notes to be issued and sold to such Buyer at the applicable Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and
(ii) the Company shall deliver to each Buyer, Notes (in the principal amounts as such Buyer shall request) (the "NOTE Certificates") representing such principal amount of the Notes which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

                 Each Buyer represents and warrants with respect to only itself that:

                  (a) No Public Sale or Distribution. Such Buyer is acquiring the Notes, for its



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own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                  (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                  (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  (e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a reasonably acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the

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Securities under circumstances in which the seller (or the Person (as defined in
Section 3(r)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f); provided, that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  (g) Legends. Such Buyer understands that the certificates or other instruments representing the Notes and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR
         (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a reasonably acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.

                  (h) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and are valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  (i) Residency. Such Buyer is a resident of that country specified in its address on the Schedule of Buyers.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Buyers that:

                  (a) Organization and Qualification. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity which is a Significant Subsidiary of the Company as such term is defined in Regulation S-X) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth in the SEC Documents (as defined below).

                  (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Notes and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  (c) Issuance of Securities. The Notes are duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. At least 115% of the number of shares of Common Stock necessary to satisfy all of the Company's obligations pursuant to the First Notes and Second Notes have been duly authorized and reserved for issuance upon conversion of the Notes. Upon conversion in accordance with the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations, warranties and covenants of the Buyers set forth herein, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or bylaws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state utilities and securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

                  (e) Consents. Except as specifically contemplated by this Agreement, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for such consents, authorizations, orders, filings and registrations which have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market and has no actual knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                  (f) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and that no Buyer is (i) an officer or director of the Company, (ii) an

"affiliate" of the Company (as defined in Rule 144) or (iii) a "beneficial owner" of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act (as defined below)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.


                  (g) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.


                  (h) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  (i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                  (j) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

                  (k) SEC Documents; Financial Statements. Since December 31, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and pursuant to the Public Utility Holding Company Act of 1935, as amended ("PUHCA") (all of the foregoing filed prior to the date hereof, or in connection with any Closing subsequent to the date hereof, filed prior to the date of such Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to the Buyers or their respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and PUHCA, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or, other than in connection with NRG Energy Inc. and its subsidiaries (collectively, "NRG"), omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries nor any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information. As of the date hereof, the Company meets the requirements for use of Form S-1 for registration of the resale of Registrable Securities (as defined in the Registration Rights Agreement) and does not have any knowledge or reason to believe that it does not meet such requirements or any actual knowledge of any fact which would reasonably result in its not meeting such requirements. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the SEC under the 1934 Act and PUHCA. Except for the issuance of the Notes contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists, or is currently contemplated to occur, with respect to the Company or its Subsidiaries (other than in connection with NRG) or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed.

                  (l) Absence of Certain Changes. Except as disclosed in the SEC Documents and except for those relating to NRG, since December 31, 2001, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Except for NRG or to the extent that NRG affects the Company, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of any Subsidiary of the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries (other than such proceedings with respect to NRG).

                  (m) No Undisclosed Events, Liabilities, Developments or Circumstances. Except for those that relate to NRG or to the extent that NRG affects the Company, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                  (n) Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of The New York Stock Exchange (the "PRINCIPAL MARKET"), including, without limitation, the listing requirements set forth in Rule 312.03(c) of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since December 31, 2001, (i) the Company's Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (o) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  (p) Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options pursuant to option plans disclosed in such SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                  (q) Equity Capitalization. As of October 31, 2002, the outstanding Common Stock is 398,714,039 shares and the authorized capital stock of the Company is materially as set forth in the most recent SEC Documents filed by the Company. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents: (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) other than in connection with NRG, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no material amounts outstanding under, and there will be no material amounts due upon termination of, any credit agreement or credit facility; (v) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (vi) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries (other than in connection with NRG as it relates to NRG's securities); (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (ix) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (x) the Company and its Subsidiaries (other than in connection with NRG) have no liabilities or obligations required to be disclosed in the SEC Documents (as defined herein) but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The Company has made available to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  (r) Indebtedness and Other Contracts. Except as disclosed in the SEC Documents and except as it relates to NRG, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below),
(ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement, instrument or Indebtedness, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument, the performance of which, in the judgement of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money,
(B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (s) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in the SEC Documents or that would not otherwise have a Material Adverse Effect.

                  (t) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Other than in connection with NRG, neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (u) Employee Relations. (i) Neither the Company nor any of its Subsidiaries is involved in any material union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                           (ii) The Company and its Subsidiaries are in
compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (v) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (w) Subsidiary Rights. Other than restrictions that are not material and other than restrictions on dividends by NRG to the Company and on dividends within NRG, the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its material Subsidiaries as owned by the Company or such Subsidiary.

                  (x) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         4. COVENANTS.

                  (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Dates. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or

"Blue Sky" laws of the states of the United States following each of the Closing Dates.

                  (c) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and none of the Notes is outstanding (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  (d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities for substantially the same purposes and in substantially the same amounts as has been disclosed to the Buyers.

                  (e) Financial Information. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through EDGAR, within one (1) business day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  (f) Non-Consolidation Opinion. The Company shall deliver to each Buyer within ten (10) days after the First Closing Date, a reasoned legal opinion addressed to each Buyer from the Company's outside legal counsel in form, scope and substance reasonably satisfactory to such Buyer as to non-consolidation issues of the Company with the assets and liabilities of NRG (the "NON-CONSOLIDATION OPINION").

                  (g) Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

                  (h) Fees. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in this Agreement or in the Registration Rights Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                  (i) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including without limitation, Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

                  (j) Disclosure of Transactions and Other Material Information. On or before 8:00 am EST ON the first business day following the First Closing Date, the Company shall file a Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the forms of Notes and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the "8-K FILING"). On or before 8:00 am EST on the first business day following the Second Closing Date, each First Call Closing Date, each Second Call Closing Date, the Third Closing Date, each Third Call Closing Date and the Third Note Notice Date, the Company shall file a Form 8-K with the SEC describing the transaction consummated or proposed on such date. From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

                  (k) Restriction on Redemption. So long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem any Common Stock without the prior express written consent of the holders of Notes representing not less than two-thirds of the aggregate principal amount of the then outstanding Notes.

                  (l) Additional Notes. For so long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes.

                  (m) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

                  (n) Variable Securities. The Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) under any Note.

                  (o) Proxy Statement. If the Company at any time determines that in connection with the issuance of the Securities, Stockholder Approval is required by the Principal Market in connection with the Exchange Cap (as defined in the Notes), the Company shall provide each stockholder entitled to vote at the next meeting of stockholders of the Company, which meeting shall occur on or before ninety days from the date of such determination (the "STOCKHOLDER MEETING DEADLINE"), a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder's affirmative vote at such stockholder meeting for approval of the Company's issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the "STOCKHOLDER APPROVAL"), and the Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Securities and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposal. The Company shall be obligated to obtain the Stockholder Approval by the Stockholder Meeting Deadline.

         5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

                  (a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Notes), a register for the Notes, in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee) and the amount of Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

                  (b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes in the form of Exhibit I attached hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Notes and the Registration Rights Agreement. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer, and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  (a) First Closing Date. The obligation of the Company hereunder to issue and sell the First Notes to each Buyer at the First Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have executed each of the
Transaction Documents to which it is a party and delivered the same to the Company.

                           (ii) Such Buyer shall have delivered to the Company
the Purchase Price for the Notes being purchased by such Buyer at the First Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (iii) The representations and warranties of such
Buyer shall be true and
correct in all material respects as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the First Closing Date.

                  (b) Second Closing Date. The obligation of the Company hereunder to issue and sell the Second Notes to each Buyer at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have delivered to the Company
the Purchase Price for the Notes being purchased by such Buyer at the Second Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (ii) The representations and warranties of such Buyer
shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Second Closing Date.

                  (c) First Call Closing Date. The obligation of the Company hereunder to issue and sell the First Call Notes to each Buyer at each First Call Closing is subject to the satisfaction, at or before such First Call Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have delivered to the Company
the Purchase Price for the First Call Notes being purchased by such Buyer at the First Call Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (ii) The representations and warranties of such Buyer
shall be true and correct in all material respects as of the date when made and as of the applicable First Call Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the applicable First Call Closing Date.

                  (d) Second Call Closing Date. The obligation of the Company hereunder to issue and sell the Second Call Notes to each Buyer at each Second Call Closing is subject to the satisfaction, at or before such Second Call Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the

Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have delivered to the Company
the Purchase Price for the Second Call Notes being purchased by such Buyer at the Second Call Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (ii) The representations and warranties of such Buyer
shall be true and correct in all material respects as of the date when made and as of the applicable Second Call Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the applicable Second Call Closing Date.

                  (e) Third Closing Date. The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have delivered to the Company
the Purchase Price for the NOTES being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (ii) The representations and warranties of such Buyer
shall be true and correct in all material respects as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Third Closing Date.

                  (f) Third Call Closing Date. The obligation of the Company hereunder to issue and sell the Third Call Notes to each Buyer at each Third Call Closing is subject to the satisfaction, at or before such Third Call Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have delivered to the Company
the Purchase Price for the Third Call Notes being purchased by such Buyer at the Third Call Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (ii) The representations and warranties of such Buyer
shall be true and correct in all material respects as of the date when made and as of the applicable Third Call

Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the applicable Third Call Closing Date.

         7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  (a) First Closing Date. The obligation of each Buyer hereunder to purchase the First NOTES at the First Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof and provided that if the there is any such waiver, the Company covenants and agrees to supply the missing items within 10 days of such First Closing:

                           (i) The Company shall have executed and delivered to
such Buyer (i) each of the Transaction Documents and (ii) the Note Certificates (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the First Closing pursuant to this Agreement.

                           (ii) Such Buyer shall have received the opinions of
the Company's counsel dated as of the First Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit H-1 and Exhibit H-2 attached hereto.

                           (iii) The Company shall have delivered to such Buyer
a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit I attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the First Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Minnesota within 10 days of the First Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company dated as of the First Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit J.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the First Closing Date.

                           (ix) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                           (x) (A) The Common Stock shall be designated for
quotation or listing on the Principal Market, (B) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, and (C) the Conversion Shares shall be listed upon the Principal Market within 21 days after the First Closing.

                  (b) Second Closing Date. The obligation of each Buyer hereunder to purchase the Second Notes at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company shall have executed and delivered to
such Buyer the Note Certificates (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Second Closing pursuant to this Agreement.

                           (ii) Such Buyer shall have received the opinions of
the Company's counsel dated as of the Second Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit H-1 and Exhibit H-2 attached hereto.

                           (iii) The Irrevocable Transfer Agent Instructions
shall remain in effect as of the Second Closing Date and the Company shall cause its transfer agent to deliver a letter to such Buyer to that effect.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Second Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Minnesota within 10 days of the Second Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company dated as of the Second Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit J.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Second Closing Date.

                           (ix) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                           (x) (A) The Common Stock shall be designated for
quotation or listing on the Principal Market, (B) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, and (C) the Conversion Shares shall be listed upon the Principal Market.

                           (xi) Such Buyer shall have received the
Non-Consolidation Opinion in accordance with Section 4(f).

                  (c) First Call Closing Date. The obligation of each Buyer hereunder to purchase the First Call Notes at each of the applicable First Call Closings is subject to the satisfaction, at or before each of the First Call Closing Dates, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company shall have executed and delivered to
such Buyer the Note Certificates (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the First Call Closing pursuant to this Agreement.

                           (ii) Such Buyer shall have received the opinions of
the Company's
counsel dated as of the applicable First Call Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit H-1 and Exhibit H-2 attached hereto.

                           (iii) The Irrevocable Transfer Agent Instructions
shall remain in effect as of the applicable First Call Closing Date and the Company shall cause its transfer agent to deliver a letter to such Buyer to that effect.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the applicable First Call Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Minnesota within 10 days of the applicable First Call Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company dated as of the applicable First Call Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the applicable First Call Closing, in the form attached hereto as Exhibit J.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the applicable First Call Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the applicable First Call Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the applicable First Call Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the First Call Closing Date.

                           (ix) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                           (x) (A) The Common Stock shall be designated for
quotation or listing on the Principal Market, (B) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, and (C) the Conversion Shares shall be listed upon the Principal Market.

                  (d) Second Call Closing Date. The obligation of each Buyer hereunder to purchase the Second Call Notes at each of the applicable Second Call Closings is subject to the satisfaction, at or before each of the Second Call Closing Dates, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company shall have executed and delivered to
such Buyer the Note Certificates (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Second Call Closing pursuant to this Agreement.

                           (ii) Such Buyer shall have received the opinions of
the Company's counsel dated as of the applicable Second Call Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit H-1 and Exhibit H-2 attached hereto.

                           (iii) The Irrevocable Transfer Agent Instructions
shall remain in effect as of the applicable Second Call Closing Date and the Company shall cause its transfer agent to deliver a letter to such Buyer to that effect.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the applicable Second Call Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Minnesota within 10 days of the applicable Second Call Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company dated as of the applicable Second Call Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the applicable Second Call Closing, in the form attached hereto as Exhibit J.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the applicable Second Call Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the applicable Second Call Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the applicable Second Call Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Second Call Closing Date.

                           (ix) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                           (x) (A) The Common Stock shall be designated for
quotation or listing on the Principal Market, (B) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, and (C) the Conversion Shares shall be listed upon the Principal Market.

                  (e) Third Closing Date. The obligation of each Buyer hereunder to purchase the Third Notes at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company shall have executed and delivered to
such Buyer the Note Certificates (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Third Closing pursuant to this Agreement.

                           (ii) Such Buyer shall have received the opinions of
the Company's counsel dated as of the Third Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit H-1 and Exhibit H-2 attached hereto.

                           (iii) The Irrevocable Transfer Agent Instructions
shall remain in effect as of the Third Closing Date and the Company shall cause its transfer agent to deliver a letter to such Buyer to that effect.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Third Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Minnesota within 10 days of the Third Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company dated as of the Third Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Third Closing, in the form attached hereto as Exhibit J.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Third Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Third Closing Date.

                           (ix) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                           (x) (A) The Common Stock shall be designated for
quotation or listing on the Principal Market, (B) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, and (C) the Conversion Shares shall be listed upon the Principal Market.

                           (xi) The Company shall have delivered to each Buyer
the Non-Consolidation Opinion in accordance with Section 4(f).

                  (f) Third Call Closing Date. The obligation of each Buyer hereunder to purchase the Third Call Notes at each of the applicable Third Call Closings is subject to the satisfaction, at or before each of the Third Call Closing Dates, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company shall have executed and delivered to
such Buyer the Note Certificates (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Third Call Closing pursuant to this Agreement.

                           (ii) Such Buyer shall have received the opinions of
the Company's counsel dated as of the applicable Third Call Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit H-1 and Exhibit H-2 attached hereto.

                           (iii) The Irrevocable Transfer Agent Instructions
shall remain in effect as of the applicable Third Call Closing Date and the Company shall cause its transfer agent to deliver a letter to such Buyer to that effect.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the applicable Third Call Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Minnesota within 10 days of the applicable Third Call Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company dated as of the applicable Third Call Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the applicable Third Call Closing, in the form attached hereto as Exhibit J.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the applicable Third Call Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the applicable Third Call Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the applicable Third Call Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Third Call Closing Date.

                           (ix) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                           (x) (A) The Common Stock shall be designated for
quotation or listing on the Principal Market, (B) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, and (C) the Conversion Shares shall be listed upon the Principal Market.

         8. TERMINATION. In the event that the First Closing shall not have occurred with respect to a Buyer on or before five (5) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

         9. MISCELLANEOUS.

                  (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Notes representing at least two-thirds of the aggregate principal amount of the Notes then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                  (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Xcel Energy Inc.
                  800 Nicollet Mall
                  Minneapolis, Minnesota
                  Telephone: (612) 215-4505
                  Facsimile: (612) 215-4501
                  Attention: General Counsel

         With a copy to:

                  Jones, Day, Reavis & Pogue
                  77 West Wacker
                  Chicago, Illinois 60601-1692
                  Telephone: (312) 269-1519
                  Facsimile: (312) 782-8585
                  Attention: Peter D. Clarke, Esq.

         If to the Transfer Agent:

                  Wells Fargo Bank Minnesota, N.A.
                  P.O. Box 64854
                  St. Paul, MN 55164-0854 USA
                  Telephone: 1-877-778-6786
                  Facsimile: 612-205-8538
                  Attention: Shareholder Services Department

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Notes representing at least two-thirds of the aggregate principal amount of the Notes then outstanding, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 5 of the Notes) with respect to which the Company is in compliance with Section 5 of the Notes. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights; provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement and provided further, that such assignment shall be in connection with a transfer of all or a portion of the Notes held by such Buyer and subject to the terms and conditions of the Notes.

                  (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  (i) Survival. Unless this Agreement is terminated under
Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (k) Indemnification. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(j), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in
Section 6 of the Registration Rights Agreement.

                  (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                  (n) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                               BUYERS:

XCEL ENERGY INC.                                       CITADEL EQUITY FUND LTD.

                                                       By: Citadel Limited Partnership, Portfolio Manager

By:                                                    By: GLB Partners, L.P., its General Partner
   -----------------------------------------
     Name:                                             By: Citadel Investment Group, L.L.C., its General Partner
     Title:   Chief Executive Officer

                                                       By:
                                                          ------------------------------------------------------
                                                          Name:  Kenneth A. Simpler
                                                          Title: Managing Director

                                                       CITADEL CREDIT TRADING LTD.

                                                       By: Citadel Limited Partnership, Portfolio Manager

                                                       By: GLB Partners, L.P., its General Partner

                                                       By: Citadel Investment Group, L.L.C., its General Partner


                                                       By:
                                                          ------------------------------------------------------
                                                          Name:  Kenneth A. Simpler
                                                          Title: Managing Director

                                                       JACKSON INVESTMENT FUND LTD.

                                                       By: Citadel Limited Partnership, Portfolio Manager

                                                       By: GLB Partners, L.P., its General Partner

                                                       By: Citadel Investment Group, L.L.C., its General Partner


                                                       By:
                                                          ------------------------------------------------------
                                                          Name:  Kenneth A. Simpler
                                                          Title: Managing Director

                               SCHEDULE OF BUYERS


                                                                   AGGREGATE       AGGREGATE
                                                                   PRINCIPAL       PRINCIPAL
                                                                   AMOUNT OF       AMOUNT OF         LEGAL REPRESENTATIVE'S
        BUYER                 ADDRESS AND FACSIMILE NUMBER        FIRST NOTES     SECOND NOTES    ADDRESS AND FACSIMILE NUMBER
        -----                 ----------------------------        -----------     ------------    ----------------------------

Citadel Equity Fund Ltd.      c/o Citadel Investment Group,        $80,000,000     $40,000,000   Eleazer Klein, Esq.
                              L.L.C.                                                             Schulte Roth & Zabel LLP
                              225 West Washington Street                                         919 Third Avenue
                              Chicago, Illinois 60606                                            New York, NY 10022
                              Attention:  Kenneth A. Simpler                                     Facsimile: (212) 593-5955
                              Facsimile: (312) 338-0780
                              Telephone: (312) 696-2100
                              Residence: Cayman Islands

Citadel Credit Trading Ltd.   c/o Citadel Investment Group,        $10,000,000      $5,000,000   Eleazer Klein, Esq.
                              L.L.C.                                                             Schulte Roth & Zabel LLP
                              225 West Washington Street                                         919 Third Avenue
                              Chicago, Illinois 60606                                            New York, NY 10022
                              Attention:  Kenneth A. Simpler                                     Facsimile: (212) 593-5955
                              Facsimile: (312) 338-0780
                              Telephone: (312) 696-2100
                              Residence: Cayman Islands

Jackson Investment Fund       c/o Citadel Investment Group,        $10,000,000      $5,000,000   Eleazer Klein, Esq.
Ltd.                          L.L.C.                                                             Schulte Roth & Zabel LLP
                              225 West Washington Street                                         919 Third Avenue
                              Chicago, Illinois 60606                                            New York, NY 10022
                              Attention:  Kenneth A. Simpler                                     Facsimile: (212) 593-5955
                              Facsimile: (312) 338-0780
                              Telephone: (312) 696-2100
                              Residence: Cayman Islands

                                    EXHIBITS


Exhibit A         Form of First Notes
Exhibit B         Form of Second Notes
Exhibit C         Form of First Call Notes
Exhibit D         Form of Second Call Notes
Exhibit E         Form of Third Notes
Exhibit F         Form of Third Call Notes
Exhibit G         Form of Registration Rights Agreement
Exhibit H-1       Form of Jones, Day, Reavis & Pogue Opinion
Exhibit H-2       Form of Company General Counsel Opinion
Exhibit I         Form of Irrevocable Transfer Agent Instructions
Exhibit J         Form of Secretary's Certificate
Exhibit K         Form of Officer's Certificate